UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

BlackRock Floating Rate Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2011

Date of reporting period: 08/31/2011

Item 1	–	Report to Stockholders

August 31, 2011

Annual Report

BlackRock Floating Rate Income Portfolio | of BlackRock Funds II

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Dear Shareholder,

Market volatility has been extraordinary in recent months. Government debt and deficit issues in both the US and Europe have taken a toll on investor sentiment while weaker-than-expected US economic data raised concerns of another recession. Political instability and concerns that central banks have nearly exhausted their stimulus measures have further compounded investor uncertainty. Although markets remain volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.

The pages that follow reflect your mutual fund’s reporting period ended August 31, 2011. Accordingly, the following discussion is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic given the anticipated second round of quantitative easing (“QE2”) from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and as prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted over US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed as higher oil prices and supply chain disruptions finally showed up in economic data. By mid-summer, confidence in policymakers was tarnished as the prolonged US debt ceiling debate revealed the degree of polarization in Washington, DC. The downgrade of the US government’s credit rating on August 5 was the catalyst for the recent turmoil in financial markets. Extreme volatility persisted as Europe’s debt and banking crisis deepened and US economic data continued to weaken. Investors fled from riskier assets, pushing stock and high yield bond indices into negative territory for the six-month period ended August 31, while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains. Twelve-month returns on all asset classes remained positive. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains focused on managing risk and finding opportunities in all market environments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2011

	6- month	12- month
US large cap equities (S&P 500® Index)	(7.23)%	18.50%
US small cap equities (Russell 2000® Index)	(11.17)	22.19
International equities (MSCI Europe, Australasia, Far East Index)	(11.12)	10.01
Emerging market equities (MSCI Emerging Markets Index)	(5.11)	9.07
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.15
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	13.04	6.21
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.49	4.62
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	6.39	2.66
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(1.57)	8.32

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2011

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

•

The Board of Trustees and shareholders of each of BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. (collectively the “Target Funds”) and the Board of Trustees of the Fund, approved the reorganizations of each Target Fund into the Fund in September 2010. The Fund is the legal surviving entity in the reorganization, while BlackRock Senior Floating Rate Fund, Inc. is the accounting or continuing portfolio for purposes of financial and performance history in the post-reorganization fund. In connection with the reorganization, the Fund’s year end changed to August 31.

How did the Fund perform?

•

For the 12 months ended August 31, 2011, the Fund’s Institutional and Investor A Shares outperformed the benchmark S&P® Leveraged Loan Index, while the Fund’s Investor C and Investor C1 Shares underperformed the benchmark index[1].

What factors influenced performance?

•

Although floating rate loan interests (bank loans) lagged the broader fixed income market, the sector performed well over the 12-month period. Bank loans benefited from a favorable technical backdrop, solid corporate fundamentals and record low default rates; however, recent global economic concerns weighed on the sector and caused fairly severe volatility, spread widening and price depreciation.

•

The Fund’s positive performance was driven primarily by security selection within the higher-quality tiers of the loan market. Security selection reflected the Fund’s higher-quality bias and focus on the more “recession-resistant” sectors that are not heavily reliant on a strong consumer base, such as chemicals and non-captive diversified (industrials). Exposure to fixed-rate, non-investment grade bonds also benefited the Fund as this segment performed well during the period.

•

Following a strong fourth quarter in 2010, the bank loan market was priced for a slow and modest growth scenario. Credit fundamentals had substantially improved, default activity had declined and refinancing was easier for non-investment grade issuers given a robust capital market. In this environment, lower-quality bank loans staged a significant rally and outperformed their higher-quality counterparts. The Fund’s underweight (relative to the benchmark) in lower-quality credits had a negative impact on returns.

•

At the beginning of the period, the Fund held elevated levels of cash as the portfolio team worked to build the Fund’s portfolio of investments. The Fund’s allocation to cash has been fairly consistent over the period, although we did increase this allocation as market conditions began to deteriorate toward the close of the period. For the trailing twelve months, the Fund’s cash balance had a negative impact on performance as bank loans and other risk assets outperformed.

Describe recent portfolio activity.

•

During the period, the Fund maintained its higher-quality bias in terms of loan structure, overall credit quality and liquidity. As markets became increasingly volatile toward the end of the period, we reduced exposure to some of the Fund’s lower-quality holdings and increased its level of cash. While transitioning the overall portfolio to a more conservative stance, we continued to seek investment opportunities in the new issue market, albeit cautiously, targeting companies with superior credit fundamentals (i.e., stable income streams, earnings visibility, and attractive downside protection).

Describe Fund positioning at period end.

•

At period end, relative to the benchmark, the Fund was overweight in non-captive diversified (industrials), chemicals and wirelines, while it was underweight in consumer products, media non-cable and technology. The Fund held 88% of its total portfolio in floating rate loan interests and 12% in corporate bonds, with the remainder in common stocks, equity equivalents and cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Floating Rate Loan Interests	88%
Corporate Bonds	12

Credit Quality Allocation[2]	Percent of Long-Term Investments
BBB/Baa	6%
BB/Ba	45
B	45
CCC/Caa.	1
Not Rated[3]	3

[1]

Performance for Investor A Shares of the Fund prior to March 21, 2011 is based on performance of BlackRock Senior Floating Rate Fund, Inc., that reorganized with the Fund on that date. Performance for Institutional Shares prior to March 21, 2011 is that of Investor A shares restated to reflect Institutional Shares’ fees. Performance for Investor C and Investor C1 Shares prior to March 21, 2011 is that of Investor A Shares restated to reflect Investor C and Investor C1 Shares’ fees.

[2]	Using the higher of S&P’s or Moody’s rating.

[3]

The investment advisor has deemed certain of these securities to be of investment grade quality. The market value of these securities was $22,216,964 representing 3% of the Fund’s long-term investments.

4	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund normally invests 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income.

[3]

This unmanaged composite index tracks returns in the leveraged loan market, capturing a broad cross-section of the US leveraged loan market – including dollar-denominated and US-syndicated loans to overseas issuers.

Performance Summary for the Period Ended August 31, 2011

	Standardized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
			w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.02%	(3.34)%	3.18%	N/A	2.36%	N/A	3.80%	N/A
Investor A	4.53	(3.54)	2.84	0.33%	2.08	1.56%	3.53	3.27%
Investor C	3.89	(3.95)	2.02	1.04	1.31	1.31	2.76	2.76
Investor C1	4.16	(3.73)	2.38	1.39	1.59	1.59	3.03	3.03
S&P Leveraged Loan Index	—	(4.11)	2.77	N/A	3.99	N/A	4.55	N/A

[4]

Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During the Period	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During the Period	Annualized Expense Ratio
Institutional	$1,000.00	$971.40	$3.10[5]	$1,000.00	$1,019.32	$3.18[5]	0.70%
Investor A	$1,000.00	$964.60	$6.14[6]	$1,000.00	$1,018.95	$6.31[6]	1.24%[6]
Investor C	$1,000.00	$965.70	$7.82[5]	$1,000.00	$1,014.51	$8.01[5]	1.77%
Investor C1	$1,000.00	$967.80	$6.76[5]	$1,000.00	$1,015.59	$6.93[5]	1.53%

[5]

For Institutional Shares, Investor C Shares and Investor C1 Shares of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 164/365 (to reflect the period the classes were open).

[6]

For Investor A Shares of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Expenses prior to March 21, 2011 for Investor A Shares are based on BlackRock Senior Floating Rate Fund, Inc., that reorganized into the Fund on that date. BlackRock Senior Floating Rate Fund, Inc. was a feeder fund. The expense table reflects the expenses of both the feeder fund and the Master Senior Floating Rate LLC for which it invested.

[7]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	5

About Fund Performance

•

Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to March 21, 2011, Institutional Shares’ performance results are those of Investor A Shares restated to reflect Institutional Shares’ fees.

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Performance for Investor A Shares of the Fund for the periods prior to March 21, 2011 is based on performance of BlackRock Senior Floating Rate Fund, Inc., that reorganized into the Fund on that date.

•

Investor C and Investor C1 Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C and Investor C1 Shares are subject to a distribution fee of 0.75% and 0.50% per year, respectively, and a service fee of 0.25% and 0.25% per year, respectively. Prior to March 21, 2011, Investor C and Investor C1 Shares’ performance results are those of Investor A Shares restated to reflect Investor C and Investor C1 Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund’s investment advisor waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after February 1, 2012. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on March 1, 2011 and held through August 31, 2011 for Investor A shares and $1,000 invested on March 21, 2011 and held through August 31, 2011 for Institutional Shares, Investor C Shares and Investor C1 Shares) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	7

Schedule of Investments August 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Chemicals – 0.0%
GEO Specialty Chemicals, Inc. (a)(b)		39,151	$15,030
Wellman Holdings, Inc. (a)		2,206	7,170
Wellman Holdings, Inc. (acquired 1/30/09, cost $700) (a)(c)		3,000	9,750

			31,950

Paper & Forest Products – 0.1%
Ainsworth Lumber Co. Ltd. (a)(b)		268,109	547,552

Total Common Stocks – 0.1%			579,502

Corporate Bonds	Par (000)
Aerospace & Defense – 0.3%
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (b)	USD	2,356	2,273,733

Airlines – 0.1%
Air Canada, 9.25%, 8/01/15 (b)		1,010	969,600

Chemicals – 0.6%
Wellman Holdings, Inc.:
5.00%, 1/29/19 (d)(e)		2,501	1,775,673
10.00%, 1/29/19 (b)(d)		2,000	2,780,000

			4,555,673

Commercial Banks – 1.1%
CIT Group, Inc.:
7.00%, 5/01/14		123	123,301
7.00%, 5/01/15		1,010	1,004,950
7.00%, 5/01/16		990	985,050
7.00%, 5/01/17		5,759	5,686,752
7.00%, 5/02/17 (b)		900	888,750

			8,688,803

Computers & Peripherals – 0.1%
CDW LLC/CDW Finance Corp., 8.00%, 12/15/18 (b)		815	806,850

Containers & Packaging – 0.3%
Berry Plastics Corp., 8.25%, 11/15/15		1,700	1,751,000
Graphic Packaging International, Inc., 9.50%, 6/15/17		670	728,625

			2,479,625

Diversified Financial Services – 1.8%
Ally Financial, Inc., 2.45%, 12/01/14 (f)		5,475	5,130,661
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16		5,425	5,479,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.13%, 4/15/19 (b)		1,615	1,530,212
7.88%, 8/15/19 (b)		800	792,000
6.88%, 2/15/21 (b)		930	864,900

			13,797,023

Diversified Telecommunication Services – 0.5%
ITC Deltacom, Inc., 10.50%, 4/01/16		720	738,000
Qwest Communications International, Inc.:
Series B, 7.50%, 2/15/14		748	757,350
8.00%, 10/01/15		2,425	2,588,687

			4,084,037

Electric Utilities – 1.4%
Energy Future Holdings Corp., 10.00%, 1/15/20		2,100	2,108,129
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		7,900	7,970,081
Ipalco Enterprises, Inc., 7.25%, 4/01/16 (b)		300	321,529

			10,399,739

Health Care Providers & Services – 0.8%
HCA, Inc.:
6.50%, 2/15/20		2,000	2,022,500
7.25%, 9/15/20		1,695	1,741,613
7.50%, 2/15/22		2,000	1,980,000

			5,744,113

Hotels, Restaurants & Leisure – 0.3%
MGM Resorts International:
10.38%, 5/15/14		635	696,913
11.13%, 11/15/17		1,305	1,455,075

			2,151,988

Household Durables – 0.4%
Beazer Homes USA, Inc., 12.00%, 10/15/17		2,700	2,740,500

Independent Power Producers & Energy Traders – 0.1%
Calpine Corp., 7.50%, 2/15/21 (b)		375	378,750

Media – 1.5%
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		3,200	3,696,000
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		885	938,100
Series B, 9.25%, 12/15/17		4,450	4,761,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.13%, 12/01/17 (b)		2,000	2,040,000

			11,435,600

Metals & Mining – 0.5%
FMG Resources August 2006 Pty Ltd., 7.00%, 11/01/15 (b)		1,690	1,685,775
Novelis, Inc., 8.38%, 12/15/17		1,995	2,059,837

			3,745,612

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AKA	Also known as	FKA	Formerly known as
	CAD	Canadian Dollar	GBP	British Pound
	EUR	Euro	USD	US Dollar

See Notes to Financial Statements.

8	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels – 0.5%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19	USD	1,045	$1,021,488
6.25%, 6/01/21		2,200	2,153,250
Coffeyville Resources LLC/Coffeyville Finance, Inc., 9.00%, 4/01/15 (b)		664	703,840

			3,878,578

Pharmaceuticals – 0.3%
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (b)		2,435	2,313,250

Software – 0.3%
First Data Corp., 7.38%, 6/15/19 (b)		2,310	2,171,400

Wireless Telecommunication Services – 0.5%
Cricket Communications, Inc., 7.75%, 5/15/16		3,850	3,898,125

Total Corporate Bonds – 11.4%			86,512,999

Floating Rate Loan Interests (f)
Advertising – 0.6%
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 10/09/16		4,625	4,165,244

Aerospace & Defense – 2.0%
Sequa Corp., Term Loan, 3.50% - 3.51%, 12/03/14		8,555	7,991,919
The SI Organization, Inc., New Tranche B Term Loan, 4.50%, 11/22/16		1,356	1,220,625
TransDigm, Inc., Term Loan (First Lien), 4.00%, 2/14/17		3,905	3,749,160
Wesco Aircraft Hardware Corp., Tranche B Term Loan, 4.25%, 4/07/17		2,003	1,934,985

			14,896,689

Airlines – 0.8%
AWAS Finance Luxembourg S.à r.l., Term Loan B, 5.25%, 6/10/16		2,402	2,311,964
Delta Air Lines, Inc., Term Loan 2011, 5.50%, 4/20/17		4,075	3,755,805

			6,067,769

Auto Components – 1.6%
Allison Transmission, Inc., Term Loan, 2.96%, 8/07/14		6,118	5,736,080
Federal-Mogul Corp.:
Term Loan 830733, 0.00%, 12/29/14		1,274	1,154,867
Term Loan 830734, 0.00%, 12/28/15		650	588,815
Fram Group Holdings, Inc./Prestone Holdings, Inc., Term Loan (First Lien), 6.50%, 7/29/17		3,250	3,185,000
UCI International, Inc. (United Components), Term Loan, 5.50%, 7/26/17		1,418	1,377,111

			12,041,873

Automobiles – 0.7%
KAR Auction Services, Inc., Term Loan, 5.00%, 5/19/17		5,150	4,892,500

Biotechnology – 0.3%
Grifols, Inc., U.S. Tranche B Term Loan, 6.00%, 6/01/17		2,290	2,235,040

Building Products – 2.2%
Armstrong World Industries, Inc., Term Loan B-1, 4.00%, 3/10/18		2,618	2,457,589
Goodman Global, Inc., Initial Term Loan (First Lien), 5.75%, 10/28/16		7,421	7,293,907
Tronox Worldwide LLC, Term Loan (Exit), 7.00%, 10/21/15		6,866	6,788,263

			16,539,759

Capital Markets – 0.2%
American Capital, Ltd. (FKA American Capital Strategies, Ltd.), Loan, 7.50%, 12/31/13		1,784	1,734,939

Chemicals – 4.0%
Ashland, Inc., Term B Loan, 3.75%, 8/23/18		3,100	3,030,808
AZ Chem U.S., Inc., New Term Loan, 4.75% - 5.50%, 11/21/16		837	807,481
Chemtura Corp., Term Facility, 5.50%, 8/29/16		3,425	3,350,780
CPG International I, Inc., Term Loan, 6.00%, 2/18/17		4,353	4,070,172
General Chemical Corp., New Tranche B Term Loan, 5.00% - 5.75%, 10/06/15		3,785	3,532,766
Momentive Performance Materials (FKA Blitz 06-103 GMBH):
Tranche B-1B Term Loan, 3.75%, 5/05/15		1,514	1,347,515
Tranche B-2B Term Loan, 4.79%, 5/05/15	EUR	766	987,517
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Loan (First Lien), 3.48% - 3.51%, 7/30/14	USD	3,164	2,892,303
Styron S.à r.l., Term Loan, 6.00%, 8/02/17		5,469	5,024,995
Univar, Inc., Term B Loan, 5.00%, 6/30/17		6,053	5,585,795

			30,630,132

Commercial Services & Supplies – 6.4%
Acosta, Inc., Term B Loan, 4.75%, 3/01/18		3,775	3,560,375
Altegrity, Inc (FKA U.S. Investigations Services, Inc.):
Term Loan, 3.00%, 2/21/15		796	714,217
Tranche D Term Loan, 7.75%, 2/21/15		2,059	2,003,535
Aramark Corp.:
LC-1 Facility, 0.07% - 2.03%, 1/26/14		10	9,556
LC-2 Facility, 0.07% - 3.40%, 7/26/16		25	23,091
U.S. Term B Loan, 3.50%, 7/26/16		375	351,109
U.S. Term Loan, 2.12%, 1/26/14		126	118,627
Ceridian Corp, U.S. Term Loan, 3.22%, 11/09/14		3,894	3,329,159
Coinmach Service Corp., Term Loan, 3.22% - 3.30%, 11/14/14		5,463	4,752,822
DynCorp International, Inc., Term Loan, 6.25%, 7/07/16		1,590	1,514,776
Getty Images, Inc., Initial Term Loan, 5.25%, 11/07/16		385	376,802
Harland Clarke Holdings Corp. (FKA Clarke American Corp.), Tranche B Term Loan, 2.72% - 2.75%, 6/30/14		1,237	1,026,545
Infogroup, Inc., Term B Loan, 5.75%, 5/26/18		2,008	1,841,918
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/15/18		9,863	8,710,524

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)		Value
Commercial Services & Supplies (concluded)
Nexeo Solutions LLC, Initial Loans, 5.00%, 9/08/17	USD	3,541	$3,260,774
Safway Services LLC, First Out Tranche Loan, 9.00%, 12/18/17		1,500	1,500,000
Synagro Technologies, Inc., Term Loan (First Lien), 2.21% - 2.23%, 4/02/14		3,062	2,659,073
The Hertz Corp., Tranche B Term Loan, 3.75%, 3/11/18		1,471	1,391,317
The ServiceMaster Co.:
Closing Date Loan, 2.69% - 2.76%, 7/24/14		5,520	5,098,810
Delayed Draw Term Loan, 2.72%, 7/24/14		550	507,765
Tomkins LLC/Tomkins, Inc. (FKA Pinafore LLC/Pinafore, Inc.), Term B-1 Loan, 4.25%, 9/29/16		6,415	6,156,455

			48,907,250

Communications Equipment – 0.7%
Commscope, Inc., Term Loan, 5.00%, 1/14/18		5,884	5,648,959

Computers & Peripherals – 0.8%
CDW LLC (FKA CDW Corp.):
Extended Term Loan, 4.25%, 7/15/17		3,498	3,174,646
Non-Extended Term Loan, 3.71%, 10/10/14		3,382	3,179,396

			6,354,042

Consumer Finance – 0.9%
Trans Union LLC, Replacement Term Loan, 4.75%, 2/10/18		7,451	7,066,976

Containers & Packaging – 0.4%
Graham Packaging Co. LP:
C Term Loan, 6.75%, 4/05/14		703	696,251
D Term Loan, 6.00%, 9/23/16		2,680	2,652,953

			3,349,204

Diversified Financial Services – 6.5%
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		3,798	3,772,744
HarbourVest Partners LP, Term Loan, 6.25%, 12/19/16		3,285	3,186,578
International Lease Finance Corp. (Delos Aircraft, Inc.), Term Loan 1, 6.75%, 3/17/15		175	175,000
iPayment, Inc., Term Loan, 5.75% - 6.50%, 5/08/17		2,663	2,519,763
Marsico Parent Co. LLC, Term Loan, 5.25%, 12/15/14		742	415,560
Matrix Acquisition Corp. (MacDermid, Inc.), Tranche C Term Loan, 3.54%, 4/11/14	EUR	928	1,267,713
Mattamy Funding Partnership, Loan, 2.63%, 4/11/13	USD	385	362,163
Navistar Financial Corp., Term Loan, 4.50%, 12/16/12		2,084	2,026,778
Nuveen Investments, Inc.:
Extended First-Lien Term Loan, 5.75% - 5.81%, 5/13/17		5,496	5,135,096
Non-Extended First-Lien Term Loan, 3.25%, 11/13/14		2,079	1,920,889
Reynolds Group Holdings, Inc.:
Tranche B Term Loan, 6.50%, 2/09/18		7,144	6,829,770
Tranche C Term Loan, 5.25%, 8/09/18		8,000	7,665,040
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17		11,200	10,374,000
Vantiv LLC (FKA Fifth Third Processing Solutions LLC), Term B-1 Loan (First Lien), 4.50%, 11/03/16		3,983	3,835,683

			49,486,777

Diversified Telecommunication Services – 8.4%
Atlantic Broadband Finance LLC, Tranche B Term Loan, 4.00%, 3/08/16		1,934	1,829,296
Avaya, Inc.:
Term B-1 Loan, 3.06%, 10/24/14		2,344	2,084,995
Term B-3 Loan, 4.81%, 10/26/17		4,634	3,992,149
Bresnan Broadband Holdings LLC, Term B Loan, 4.50%, 12/14/17		6,815	6,493,505
Digicel International Finance Ltd., U.S. Term Loan (Non Rollover), 2.75%, 3/30/12		418	412,212
Hawaiian Telcom Communications, Inc., Term Loan, 9.00%, 10/28/15		3,476	3,474,428
Integra Telecom Holdings, Inc., Term Loan, 9.25%, 4/15/15		2,203	2,074,039
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		19,000	18,192,380
Knology, Inc., Term B Loan, 4.00%, 8/18/17		1,409	1,333,976
Level 3 Communications, Inc., Term Loan B II, 0.00%, 9/01/18		6,800	6,409,000
Level 3 Financing, Inc.:
Tranche A Term Loan, 2.49% - 2.50%, 3/13/14		5,525	5,105,100
Tranche B Term Loan, 11.50%, 3/13/14		3,375	3,507,199
Telesat Canada:
U.S. Term I Loan, 3.23%, 10/31/14		3,158	2,997,415
U.S. Term II Loan, 3.23%, 10/31/14		271	257,474
U.S. Telepacific Corp., Term Loan Advance, 5.75%, 2/23/17		4,116	3,961,410
West Corp.:
Term B-4 Loan, 4.50%, 7/15/16		816	773,615
Term B-5 Loan, 4.50%, 7/15/16		541	513,020

			63,411,213

Electric Utilities – 1.1%
Mach Gen LLC, Synthetic L/C Loan (First Lien), 0.06% - 2.25%, 2/22/13		69	62,432
Texas Competitive Electric Holdings Co. LLC (TXU), 2017 Term Loan (Extending), 4.71% - 4.77%, 10/10/17		11,080	8,143,764

			8,206,196

Electronic Equipment, Instruments & Components – 0.3%
Aeroflex, Inc., Tranche B Term Loan, 4.25%, 5/09/18		2,050	1,897,951
Flextronics International Ltd.:
A-2 Delayed Draw Loan, 2.47%, 10/01/14		34	32,355

See Notes to Financial Statements.

10	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)		Value
Electronic Equipment, Instruments & Components (concluded)
A-3 Delayed Draw Loan, 2.44%, 10/01/14	USD	40	$37,747

			1,968,053

Energy Equipment & Services – 0.5%
Equipower Resources Holdings LLC, Term B Facility, 5.75%, 1/26/18		4,114	3,944,357

Food & Staples Retailing – 2.1%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 0.00%-3.61%, 7/06/15	GBP	2,925	4,082,314
Dunkin’ Brands, Inc., Term B-2 Loan, 4.00%, 11/23/17	USD	5,459	5,243,137
U.S. Foodservice, Inc.:
Term Loan 2011, 5.75%, 3/31/17		2,379	2,212,505
Term Loan, 2.71%-2.72%, 7/03/14		4,741	4,243,239

			15,781,195

Food Products – 3.4%
Del Monte Foods Co., Initial Term Loan, 4.50%, 3/08/18		12,305	11,597,463
Dole Food Co., Inc., Tranche B-2 Term Loan, 5.00%-6.00%, 7/08/18		1,493	1,437,518
Michael Foods Group, Inc. (FKA M-Foods Holdings, Inc.), Term B Facility, 4.25%, 2/25/18		646	616,012
Pierre Foods, Inc., Loan (First Lien), 7.00%, 9/30/16		6,975	6,744,035
Pinnacle Foods Finance LLC, Tranche D Term Loan, 6.00%, 4/02/14		2,182	2,151,240
Solvest, Ltd. (Dole), Tranche C-2 Term Loan, 5.00%-6.00%, 7/08/18		2,772	2,669,677
WM Bolthouse Farms, Inc., Term Loan (First Lien), 5.50%-5.75%, 2/11/16		464	451,480

			25,667,425

Health Care Equipment & Supplies – 1.7%
Biomet, Inc., Dollar Term Loan, 3.22%-3.25%, 3/25/15		2,110	1,997,474
Capsugel Holdings U.S., Inc., Initial Term Loan, 5.25%, 8/01/18		3,500	3,381,000
ConvaTec, Inc., Dollar Term Loan, 5.75%, 12/22/16		2,637	2,487,325
DJO Finance LLC (ReAble Therapeutics Finance LLC), Term Loan, 3.22%, 5/20/14		2,181	2,034,760
Immucor, Inc., Term Loan, 0.00%, 8/17/18		3,125	3,013,687

			12,914,246

Health Care Providers & Services – 2.9%
CHS/Community Health Systems, Inc.:
Extended Term Loan, 3.72%-3.82%, 1/25/17		2,029	1,854,293
Non-Extended Delayed Draw Term Loan, 2.47%-2.57%, 7/25/14		159	147,468
Non-Extended Term Loan, 2.47%-2.57%, 7/25/14		3,090	2,865,529
DaVita, Inc., Tranche B Term Loan, 4.50%, 10/20/16		3,433	3,329,768
Drumm Investors LLC (AKA Golden Living), Term Loan, 5.00%, 5/04/18		4,010	3,558,875
Emergency Medical Services Corp., Initial Term Loan, 5.25%, 5/25/18		3,968	3,670,631
HCA, Inc.:
Tranche B-2 Term Loan, 3.50%, 3/31/17		825	776,531
Tranche B-3 Term Loan, 3.50%, 5/01/18		150	140,750
Iasis Healthcare LLC, Term B Loan, 5.00%, 5/03/18		3,382	3,117,743
Renal Advantage Holdings, Inc., Tranche B Term Loan, 5.75%, 12/17/16		2,687	2,630,540

			22,092,128

Health Care Technology – 0.7%
IMS Health, Inc., Tranche B Dollar Term Loan (2011), 4.50%, 8/26/17		3,286	3,152,049
MedAssets, Inc., Term Loan, 5.25%, 11/16/16		2,198	2,081,004

			5,233,053

Hotels, Restaurants & Leisure – 5.2%
Academy Ltd., Initial Term Loan, 6.00%, 8/03/18		4,500	4,271,625
Ameristar Casinos, Inc., B Term Loan, 4.00%, 4/16/18		1,992	1,911,960
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.):
Term B-1 Loan, 3.25%, 1/28/15		650	559,813
Term B-3 Loan, 3.25%, 1/28/15		13,338	11,483,377
Term B-4 Loan, 9.50%, 10/31/16		1,087	1,084,335
Penn National Gaming, Inc., Term B Facility, 3.75%, 7/16/18		1,075	1,045,438
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B Loan, 4.00%, 8/17/17		4,330	4,178,735
Six Flags Theme Parks, Inc., Tranche B Term Loan, 5.25%, 6/30/16		5,022	4,896,874
VML U.S. Finance LLC (AKA Venetian Macau):
New Project Term Loan, 4.73%, 5/28/13		2,894	2,863,358
Term B Delayed Draw Project Loan, 4.73%, 5/25/12		2,137	2,113,955
Term B Funded Project Loan, 4.73%, 5/27/13		5,014	4,950,052

			39,359,522

Independent Power Producers & Energy Traders – 2.1%
Calpine Corp., Term Loan, 4.50%, 4/01/18		7,850	7,244,855
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16		1,572	1,518,607
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16		3,478	3,416,808
The AES Corp., Initial Term Loan, 4.25%, 6/01/18		4,238	4,070,719

			16,250,989

Insurance – 0.4%
CNO Financial Group, Inc., B-1 Loan, 6.25%, 9/30/16		3,355	3,279,935

Machinery – 1.4%
BakerCorp International, Inc. (FKA B-Corp. Holdings, Inc.), Term Loan, 5.00%, 6/01/18		2,185	2,075,750
Sensata Technology BV/Sensata Technology Finance Co. LLC, Term Loan, 4.00%, 5/12/18		5,380	5,171,525
Terex Corp.:
Term Loan B, 0.00%, 4/28/17	EUR	415	578,260

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)		Value
Machinery (concluded)
U.S. Term Loan, 5.50%, 4/28/17	USD	3,000	$2,940,000

			10,765,535

Marine – 0.2%
Horizon Lines LLC:
Revolving Loan, 0.50% - 8.25%, 8/08/12		1,056	1,029,930
Term Loan, 6.25%, 8/08/12		374	362,271

			1,392,201

Media – 8.3%
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		4,300	4,144,125
Catalina Marketing Corp., Initial Term Loan, 2.97%, 10/01/14		720	658,440
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 2.50%, 7/03/14		6,599	5,455,338
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,266	1,209,109
Cequel Communications LLC, Term Loan, 2.21%, 11/05/13		3,541	3,373,862
Charter Communications Operating LLC:
Term B-2 Loan, 7.25%, 3/06/14		38	38,081
Term C Loan, 3.50%, 9/06/16		6,014	5,725,705
Clear Channel Communications, Inc., Tranche B Term Loan, 3.87%, 1/29/16		6,230	4,662,781
Cumulus Media, Inc., Term Loan B, 0.00%, 7/18/18		3,100	2,902,375
Gray Television, Inc., Term Loan B, 0.00% - 3.71%, 12/31/14		3,566	3,261,389
HMH Publishing Co. Ltd. (AKA Education Media), Tranche A Term Loan, 6.21%, 6/12/14		3,184	2,536,692
Mediacom Illinois LLC (FKA Mediacom Communications LLC), Tranche D Term Loan, 5.50%, 3/31/17		2,241	2,140,099
Newsday LLC:
Fixed Rate Term Loan, 10.50%, 8/01/13		800	826,000
Floating Rate Term Loan, 6.50%, 8/01/13		2,500	2,500,000
Nielsen Finance LLC, Class B Dollar Term Loan, 3.96%, 5/02/16		4,258	4,002,254
Sinclair Television Group, Inc., New Tranche B Term Loan, 4.00%, 10/28/16		1,880	1,851,437
Sunshine Acquisition Ltd. (AKA HIT Entertainment), Term Facility, 5.51%, 6/01/12		3,560	3,424,053
TWCC Holding Corp., Term Loan (2011), 4.25%, 2/11/17		4,188	4,034,667
Univision Communications, Inc., Extended First-Lien Term Loan, 4.47%, 3/31/17		4,728	4,065,939
UPC Financing Partnership:
Facility T, 3.69%, 12/30/16		300	276,461
Facility U, 0.00% - 5.44%, 12/31/17	EUR	4,361	5,857,563

			62,946,370

Metals & Mining – 2.2%
Novelis, Inc., Term Loan, 3.75%, 3/10/17	USD	6,981	6,594,674
Walter Energy, Inc. (FKA Walter Industries, Inc.), B Term Loan, 4.00%, 4/02/18		10,591	10,114,190

			16,708,864

Multiline Retail – 0.3%
Hema Holding BV:
Facility B,, 3.43%, 7/05/16	EUR	846	1,130,149
Facility C, 4.18%, 7/06/15		846	1,136,225

			2,266,374

Oil, Gas & Consumable Fuels – 2.1%
CCS, Inc. (1331826 Alberta ULC), Term Loan, 3.25%, 11/14/14	USD	3,919	3,475,286
Gibson Energy ULC, Term Loan, 5.75%, 6/15/18		3,400	3,213,000
MEG Energy Corp., Initial Term Loan, 4.00%, 3/18/18		6,450	6,167,813
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		3,210	3,178,291

			16,034,390

Pharmaceuticals – 3.3%
Axcan Intermediate Holdings, Inc., Term Loan, 5.50%, 2/10/17		4,612	4,160,339
Endo Pharmaceuticals Holdings, Inc., Term Loan B 2011, 4.00%, 6/17/18		3,475	3,399,002
inVentiv Health, Inc. (FKA Ventive Health, Inc):
Consolidated Term Loan, 6.50%, 8/04/16		5,469	5,159,282
Term B-3 Loan, 6.75%, 5/15/18		2,200	2,068,000
Quintiles Transnational Corp., Term B Loan, 5.00%, 6/08/18		3,310	3,070,025
RPI Finance Trust, 6.75 Year Term Loan, 4.00%, 5/09/18		2,500	2,425,000
Warner Chilcott Corp.:
Term B-1 Loan, 4.25%, 3/15/18		2,234	2,140,846
Term B-2 Loan, 4.25%, 3/15/18		1,117	1,071,819
Term B-3 Loan, 4.25%, 3/15/18		1,536	1,473,752

			24,968,065

Real Estate Investment Trusts (REITs) – 0.6%
iStar Financial, Inc., Tranche A-1 Loan, 5.00%, 6/28/13		4,492	4,364,946

Real Estate Management & Development – 1.3%
Realogy Corp.:
Delayed Draw Term B Loan, 3.26% - 3.29%, 10/10/13		4,551	3,743,251
Extended FL Term Loan, 4.52%, 10/10/16		5,352	4,405,503
Extended Synthetic Commitment, 0.04% - 4.40%, 10/10/16		263	216,887
Initial Term B Loan, 3.29%, 10/10/13		1,536	1,355,937
Synthetic Letter of Credit, 0.14% - 3.15%, 10/10/13		194	170,788

			9,892,366

Semiconductors & Semiconductor Equipment – 0.6%
Freescale Semiconductor, Inc., Extended Maturity Term Loan, 4.44%, 12/01/16		2,701	2,455,244
Microsemi Corp., New Term Loan, 4.00%, 11/02/17		2,358	2,250,076

			4,705,320

Software – 3.3%
First Data Corp.:
2018 Dollar Term Loan, 4.22%, 3/26/18		16,253	13,606,659

See Notes to Financial Statements.

12	BLACKROCK FLOATING RATE INCOME PORTFORLIO	AUGUST 31, 2011

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)		Value
Software (concluded)
Non Extending B-1 Term Loan, 2.97%, 9/24/14	USD	523	$459,960
Non Extending B-3 Term Loan, 2.97%, 9/24/14		418	367,095
Interactive Data Corp., Term B Loan, 4.50%, 2/11/18		6,633	6,272,718
Rovi Solutions Corp./Rovi Guides, Inc., Tranche B Loan, 4.00%, 2/07/18		2,195	2,110,385
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche B U.S. Term Loan, 3.84% - 3.89%, 2/28/16		707	668,496
Vertafore, Inc., Term Loan (First Lien), 5.25%, 7/29/16		1,742	1,657,006

			25,142,319

Specialty Retail – 3.2%
General Nutrition Centers, Inc., Tranche B Term Loan, 4.25%, 3/02/18		5,494	5,184,727
J. Crew Group, Inc., Loan, 4.75%, 3/07/18		2,289	2,038,886
Jo-Ann Stores, Inc., Loan, 4.75%, 3/16/18		1,275	1,185,750
Michaels Stores, Inc.:
B-1 Term Loan, 2.50%, 10/31/13		755	713,083
B-2 Term Loan, 4.75%, 7/31/16		5,020	4,723,705
PetCo Animal Supplies, Inc., New Loan, 4.50%, 11/24/17		5,595	5,259,441
Toys ‘R’ Us Delaware, Inc., Initial Loan, 6.00%, 9/01/16		5,800	5,434,805

			24,540,397

Textiles, Apparel & Luxury Goods – 0.2%
Burlington Coat Factory Warehouse Corp., Term B Loan, 6.25%, 2/23/17		1,555	1,465,882

Wireless Telecommunication Services – 1.2%
MetroPCS Wireless, Inc., Tranche B-3 Term Loan, 4.00%, 3/19/18		3,234	3,029,648
Vodafone Americas Finance 2, Inc.:
Initial Loan, 0.00% - 6.88%, 8/11/15		268	268,919
New Series A Loans, 6.25%, 7/11/16		5,800	5,829,000

			9,127,567

Total Floating Rate Loan Interests – 85.1%			646,446,061

Other Interests (g)(h) – 0.3%	Beneficial Interest (000)
Diversified Financial Services – 0.3%
JGW SPV, LLC (J.G. Wentworth LLC Preferred Equity Interests)		1	2,196,077

Warrants (i)	Shares
Media – 0.0%
New Vision Holdings LLC:
(issued 3/21/11, Expires 9/30/14, strike price $25)		7,419	74
(issued 3/21/11, Expires 9/30/14, strike price $29.40)		41,217	412

Total Warrants – 0.0%			486

Total Long-Term Investments (Cost – $786,029,905) – 96.9%			735,735,125

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (j)(k)		55,656,029	55,656,029

Total Short-Term Securities (Cost – $55,656,029) – 7.3%			55,656,029

Total Investments (Cost – $841,685,934*) – 104.2%			791,391,154
Liabilities in Excess of Other Assets – (4.2)%			(32,160,827)

Net Assets – 100.0%			$759,230,327

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$837,343,639

Gross unrealized appreciation	$2,863,895
Gross unrealized depreciation	(48,816,380)

Net unrealized depreciation	$(45,952,485)

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Restricted security as to resale. As of report date the Fund held 0.00% of its net assets, with a current value of $9,750 and an original cost of $700, in this security.
(d)	Convertible security.
(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(f)	Variable rate security. Rate shown is as of report date.
(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(h)	Wholly owned taxable subsidiary.
(i)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(j)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at August 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	–	55,656,029	55,656,029	$21,236

(k)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	13

Schedule of Investments (concluded)

•	Foreign currency exchange contracts as of August 31, 2011 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD 3,667,000	USD	3,730,243	Citibank, N.A.	10/07/11	$14,269
USD 3,709,071	CAD	3,667,500	Citibank, N.A.	10/07/11	(32,592)
USD 3,751,792	GBP	2,348,000	Royal Bank of Scotland Plc	10/07/11	(58,116)
USD 10,685,115	EUR	7,453,500	Citibank, N.A.	10/26/11	(14,437)
USD 555,167	EUR	390,000	Citibank, N.A.	10/26/11	(4,681)

Total					$(95,557)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$547,552	–	$31,950	$579,502
Corporate Bonds	–	$81,957,326	4,555,673	86,512,999
Floating Rate Loan Interests	–	613,793,912	32,652,149	646,446,061
Other Interests	–	–	2,196,077	2,196,077
Warrants	–	–	486	486
Short-Term Securities	55,656,029	–	–	55,656,029

Total	$56,203,581	$695,751,238	$39,436,335	$791,391,154

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$14,269	–	–	$14,269
Liabilities:
Foreign currency exchange contracts	–	$(109,826)	–	(109,826)

Total	$14,269	$(109,826)	–	$(95,557)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests/ Warrants	Total
Assets:
Balance, as of August 31, 2010	–	–	–	–	–
Acquired in reorganization[2]	$15,290	$2,668,497	$16,057,806	$2,022,707	$20,764,300
Accrued discounts/premiums	–	(749,549)	14,270	–	(735,279)
Net realized gain (loss)	(5,728)	–	188,943	–	183,215
Net change in unrealized appreciation/depreciation[3]	23,088	2,636,725	(6,966,458)	173,856	(4,132,789)
Purchases	–	–	39,261,564	–	39,261,564
Sales	(700)	–	(13,391,476)	–	(13,392,176)
Transfers in4	–	–	–	–	–
Transfers out[4]	–	–	(2,512,500)	–	(2,512,500)

Balance, as of August 31, 2011	$31,950	$4,555,673	$32,652,149	$2,196,563	$39,436,335

[2]	See Note 1 of the Notes to Financial Statements.

[3]	The change in unrealized appreciation/depreciation on investments still held at August 31, 2011 was $(4,132,789).

[4]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

14	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Statement of Assets and Liabilities

August 31, 2011
Assets
Investments at value – unaffiliated (cost – $786,029,905)	$735,735,125
Investments at value – affiliated (cost – $55,656,029)	55,656,029
Cash	978,327
Foreign currency at value (cost – $827,292)	831,445
Investments sold receivable	10,541,448
Interest receivable	5,139,096
Capital shares sold receivable	1,470,637
Receivable from advisor	24,491
Unrealized appreciation on foreign currency exchange contracts	14,269
Dividends receivable – affiliated	1,824
Prepaid expenses	38,998

Total assets	810,431,689

Liabilities
Investments purchased payable	46,713,881
Income dividends payable	1,804,990
Capital shares redeemed payable	1,508,698
Service and distribution fees payable	189,398
Investment advisory fees payable	185,646
Unrealized depreciation on foreign currency exchange contracts	109,826
Other affiliates payable	40,389
Officer’s and Trustees’ fees payable	7,399
Other accrued expenses payable	641,135

Total liabilities	51,201,362

Net Assets
Net Assets	$759,230,327

Net Assets Consist of
Paid-in capital	$930,138,075
Undistributed net investment income	846,326
Accumulated net realized loss	(121,533,853)
Net unrealized appreciation/depreciation	(50,220,221)

Net Assets	$759,230,327

Net Asset Value
Institutional – Based on net assets of $249,255,141 and 25,359,462 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.83

Investor A – Based on net assets of $347,362,954 and 35,350,843 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.83

Investor C – Based on net assets of $34,501,971 and 3,511,836 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.82

Investor C1 – Based on net assets of $128,110,261 and 13,039,197 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.83

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	15

Statement of Operations

Year Ended August 31, 2011
Investment Income
Interest	$19,038,999
Dividends – affiliated	21,236
Net investment income allocated from affiliated Master Senior Floating Rate LLC (“Master LLC”):
Income	9,530,860
Expenses	(1,710,023)

Total income	26,881,072

Expenses
Investment advisory	2,009,701
Service and distribution – class specific	1,032,028
Administration	668,224
Transfer agent – class specific	381,114
Registration	293,659
Reorganization costs	270,301
Professional	265,555
Printing	179,106
Organization and offering	106,764
Administration – class specific	91,323
Tender offer	63,326
Custodian	33,253
Borrowing costs[1]	32,249
Officer and Trustees	21,718
Miscellaneous	101,996

Total expenses excluding interest expense	5,550,317
Interest expense	167

Total expenses	5,550,484
Less fees waived by advisor	(446,737)
Less administration fees waived – class specific	(52,599)
Less transfer agent fees waived – class specific	(2,103)
Less transfer agent fees reimbursed – class specific	(40,407)
Less expenses reimbursed by advisor	(24,820)

Total expenses after fees waived and reimbursed	4,983,818

Net investment income	21,897,254

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,707,154)
Foreign currency transactions	(605,633)
Allocation from affiliated Master LLC	3,791,473

478,686

Net change in unrealized appreciation/depreciation on:
Investments	(36,997,821)
Foreign currency transactions	(94,099)
Allocation from affiliated Master LLC	6,963,439

(30,128,481)

Total realized and unrealized loss	(29,649,795)

Net Decrease in Net Assets Resulting from Operations	$(7,752,541)

[1]	See Note 5 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

16	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2011[1]	2010[1]
Operations
Net investment income	$21,897,254	$14,656,941
Net realized gain (loss)	478,686	(17,149,880)
Net change in unrealized appreciation/depreciation	(30,128,481)	35,131,654

Net increase (decrease) in net assets resulting from operations	(7,752,541)	32,638,715

Dividends to Shareholders From
Net investment income:
Institutional	(5,400,854)	–
Investor A	(14,126,110)	(14,620,743)
Investor C	(499,872)	–
Investor C1	(2,220,688)	–

Decrease in net assets resulting from dividends to shareholders	(22,247,524)	(14,620,743)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	491,085,067	(31,545,795)

Redemption Fees
Redemption fees	10,753	–

Net Assets
Total increase (decrease) in net assets	461,095,755	(13,527,823)
Beginning of year	298,134,572	311,662,395

End of year	$759,230,327	$298,134,572

Undistributed net investment income	$846,326	$2,050,813

[1]

On March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. were reorganized into the Fund. The activity in the table presented above is for the accounting survivor, BlackRock Senior Floating Rate Fund, Inc., for the periods prior to the date of the reorganization and for the post-reorganization combined fund thereafter. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	17

Financial Highlights

	Institutional	Investor A1
	Period March 21, 2011[2] to August 31, 2011	Year Ended August 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.32	$9.98	$9.42	$10.50	$11.31	$11.73

Net investment income[3]	0.21	0.36	0.47	0.51	0.67	0.79
Net realized and unrealized gain (loss)	(0.50)[4]	(0.15)[4]	0.56	(1.09)	(0.81)	(0.42)

Net increase (decrease) from investment operations	(0.29)	0.21	1.03	(0.58)	(0.14)	0.37

Dividends from net investment income	(0.20)	(0.36)	(0.47)	(0.50)	(0.67)	(0.79)

Net asset value, end of period	$9.83	$9.83	$9.98	$9.42	$10.50	$11.31

Total Investment Return[5]
Based on net asset value	(2.86)%[6]	2.84%	11.20%	(4.69)%	(1.32)%[7]	3.07%

Ratios to Average Net Assets
Total expenses	0.86%[8,9]	1.48%[10]	1.53%[10]	1.53%[10]	1.28%[7,10]	1.44%[10]

Total expenses after fees waived and reimbursed	0.70%[9]	1.41%[10]	1.53%[10]	1.53%[10]	1.28%[7,10]	1.44%[10]

Net investment income	4.52%[9]	4.12%[10]	4.82%[10]	5.97%[10]	6.16%[10]	6.67%[10]

Supplemental Data
Net assets, end of period (000)	$249,255	$347,363	$298,135	$311,662	$399,400	$505,515

Portfolio turnover of the Master LLC	–	45%[11]	108%	47%	56%	46%

Portfolio turnover	46%	46%[12]	–	–	–	–

[1]

On March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. were reorganized into the Fund. The activity in the table presented above is for the accounting survivor, BlackRock Senior Floating Rate Fund, Inc., for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.76034411. See Note 1 of the Notes to Financial Statements.

[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]	Includes redemption fees, which are less than $0.01 per share.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]

During the year ended August 31, 2008, the Fund recorded a refund related to overpayments of prior years’ tender offer fees, which increased net investment income per share $0.02 and increased total investment return 0.24%. The expense ratio excluding the refund was 1.46%.

[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional would have been 0.88%.
[9]	Annualized.
[10]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[11]	For the period 9/1/10 through 3/20/11.
[12]

Prior to the reorganization on March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. invested all of its assets in Master LLC. The rate shown is that of the post-reorganization stand alone fund for the period March 21, 2011 to August 31, 2011.

See Notes to Financial Statements.

18	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Financial Highlights (concluded)

	Investor C	Investor C1
	Period March 21, 2011[1] to August 31, 2011	Period March 21, 2011[1] to August 31, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.32	$10.32

Net investment income[2]	0.16	0.17
Net realized and unrealized loss[3]	(0.51)	(0.50)

Net decrease from investment operations	(0.35)	(0.33)

Dividends from net investment income	(0.15)	(0.16)

Net asset value, end of period	$9.82	$9.83

Total Investment Return[4,5]
Based on net asset value	(3.43)%	(3.22)%

Ratios to Average Net Assets[6]
Total expenses[7]	1.92%	1.64%

Total expenses after fees waived and reimbursed	1.77%	1.53%

Net investment income	3.45%	3.68%

Supplemental Data
Net assets, end of period (000)	$34,502	$128,110

Portfolio turnover	46%	46%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C and Investor C1 would have been 1.94% and 1.66%, respectively.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	19

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of August 31, 2011, the Trust had 26 series. These financial statements relate to one series of the Trust, BlackRock Floating Rate Income Portfolio (“Floating Rate Income” or the “Fund”). The Fund is classified as diversified. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. In connection with the reorganization, the Fund’s year end was changed to August 31.

Reorganization: The Board of Trustees and shareholders of each of BlackRock Senior Floating Rate Fund, Inc. (“Senior Floating Rate”) and BlackRock Senior Floating Rate Fund II, Inc. (“Senior Floating Rate II”) (collectively the “Target Funds”) and the Board of Trustees (the “Board”) of the Fund, approved the reorganizations of each Target Fund into the Fund, pursuant to which the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Funds in exchange for an equal aggregate value of the Fund’s shares. The Fund is the legal surviving entity in the reorganization, while Senior Floating Rate is the accounting or continuing portfolio for purposes of financial and performance history in the post-reorganization fund.

Each Target Fund was a closed-end feeder fund with similar investment objectives and that invested substantially all of its assets in Master Senior Floating Rate LLC (the “Master LLC”), which had the same investment objective and strategies as the Fund. In connection with but prior to the reorganizations, Master LLC distributed its assets to each of the Target Funds, based on each Target Fund’s pro rata share of its interest in the Master LLC, and liquidated and dissolved following such distributions.

Each shareholder of the Target Funds received the Fund’s shares equal to the net asset value of their Target Fund shares, as determined at the close of business on March 18, 2011. The Senior Floating Rate’s Common Shares were exchanged for the Fund’s Investor A Shares and the Senior Floating Rate II’s Common Shares were exchanged for the Fund’s newly established Investor C1 Shares. In addition, the Fund’s existing Institutional and Investor C Shares were exchanged for newly issued Institutional and Investor C Shares, respectively.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

	Shares Prior to Reorganization	Conversion Ratio	Shares of the Fund	Share Class of the Fund
Senior Floating Rate	38,219,473	0.76034411	29,059,951	Investor A
Senior Floating Rate II	17,364,443	0.82468294	14,320,160	Investor C1

Floating Rate Income and Senior Floating Rate II’s net assets and composition of net assets on March 18, 2011, the date of the merger, were as follows:

	Net Assets	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)	Net Unrealized Appreciation (Depreciation)
Floating Rate Income	$325,773,136	$323,524,673	$592,200	$299,269	$1,356,994
Senior Floating Rate II	$147,803,130	$191,627,535	$130,425	$(39,461,931)	$(4,492,899)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Fund immediately after the acquisition amounted to $773,541,752. The Fund and Senior Floating Rate II’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value of Investments	Cost of Investments
Floating Rate Income	$396,051,912	$394,518,282
Senior Floating Rate II	$148,276,050	$153,108,180

The purpose of these transactions was to combine three funds managed by BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on March 21, 2011.

Assuming the acquisition had been completed on September 1, 2010, the beginning of the annual reporting period of the Fund, the pro forma results of operations for the year ended August 31, 2011 are as follows:

•	Net investment income: $29,286,238

20	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Notes to Financial Statements (continued)

•	Net realized and change in unrealized gain/loss on investments: $(22,536,941)

•	Net increase in net assets resulting from operations: $6,749,297

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since March 21, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	21

Notes to Financial Statements (continued)

structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (the “SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), or certain borrowings, the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Prior to March 21, 2011, Senior Floating Rate recorded daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrued its own expenses.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund has a wholly owned taxable subsidiary organized as a limited liability company (the “Taxable Subsidiary”) which is listed in the Schedule of Investments. The Taxable Subsidiary enables the Fund to hold an investment that is organized as an operating partnership while still satisfying Regulated Investment Company tax requirements. Income earned on the investment held by the Taxable Subsidiary is taxable to such subsidiary. An income tax provision for all income, including realized and

22	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Notes to Financial Statements (continued)

unrealized gains, if any, of the Taxable Subsidiary is reflected as a reduction in the value of the Taxable Subsidiary.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the periods ended September 30, 2010 and August 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations of the Fund. The Manager reimbursed the Fund $24,820 in organization costs, which is shown as expenses reimbursed by advisor in the Statement of Operations.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	23

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2011
Asset Derivatives
	Statement of Assets and Liabilities Location
	Unrealized appreciation on foreign
Foreign currency exchange contracts	currency exchange contracts	$14,269

Liability Derivatives
	Statement of Assets and Liabilities Location
	Unrealized depreciation on foreign
Foreign currency exchange contracts	currency exchange contracts	$109,826

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended August 31, 2011
Net Realized Loss from
Foreign currency exchange contracts	$(895,878)

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts	$(95,557)

For the year ended August 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	4
Average number of contracts – US dollars sold	1
Average US dollar amounts purchased	$19,865,786
Average US dollar amounts sold.	$1,514,831

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. Prior to March 21, 2011, for such services, Senior Floating Rate, through its investment in the Master LLC, paid the Manager a monthly fee at an annual rate of 0.95% of Senior Floating Rate’s average daily net assets.

Effective March 21, 2011, the Fund pays the Manager a monthly fee for such services at the following average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion – $2 Billion	0.500%
$2 Billion – $3 Billion	0.475%
Greater Than $3 Billion	0.450%

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2012 unless approved by the Board, including a majority of the Independent Trustees. These amounts are included in fees waived by advisor, and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statement of Operations. For the year ended August 31, 2011, the amount included in fees waived by advisor was $428,142.

Effective March 21, 2011, the expense limitations as a percentage of average daily net assets are as follows:

Share Classes
Institutional	Investor A	Investor C	Class C1
0.70%	1.05%	1.80%	1.80%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations. For the year ended August 31, 2011, the Manager waived $18,595.

Prior to March 21, 2011, the Manager provided services to Senior Floating Rate pursuant to an Administration Agreement. The administration fee paid to the Manager was calculated daily and paid monthly based on an annual rate of 0.25% of the average daily value of the Fund’s net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or

24	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Notes to Financial Statements (continued)

reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On August 31, 2011, the amount subject to possible future recoupment under the expense limitation agreement is $492,619, expiring on August 31, 2013.

Effective March 21, 2011, the Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	–
Investor C	0.25%	0.75%
Investor C1	0.25%	0.50%

Prior to March 21, 2011, Senior Floating Rate entered into a separate Distribution Agreement and Distribution Plan with BRIL. For the period September 1, 2010 through March 18, 2011, BRIL received early withdrawal charges for Senior Floating Rate in the amount of $57,184, relating to the tender of Senior Floating Rate shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Investor C1 shareholders.

For the year ended August 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $15,622.

For the period March 21, 2011 through August 31, 2011, affiliates received contingent deferred sales charges relating to transactions in Investor A, Investor C, and Investor C1 Shares of $82,681, $16,886 and $7,193, respectively.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended August 31, 2011, the Fund reimbursed the Manager the following amounts, which includes amounts Senior Floating Rate reimbursed the Manager prior to the reorganization, for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations.

Share Classes
Institutional	Investor A	Investor C	Investor C1	Total
$856	$4,193	$505	$1,116	$6,670

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statement of Operations. For the year ended August 31, 2011, the Fund paid the net amount of $623,143 to affiliates in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statement of Operations.

For the year ended August 31, 2011, the following table shows the various types of class specific expenses borne directly by each class of the Fund, including class specific expenses or waivers borne by Senior Floating Rate prior to the reorganization and any associated waivers or reimbursements of those expenses:

	Share Classes
	Institutional	Investor A	Investor C	Investor C1	Total
Administration Fees	$30,983	$40,815	$3,781	$15,744	$91,323
Administration Fees Waived	$29,217	$22,029	$1,353	–	$52,599
Service and Distribution Fees	–	$408,202	$151,514	$472,312	$1,032,028
Transfer Agent Fees	$35,454	$296,595	$12,144	$36,921	$381,114
Transfer Agent Fees Waived	$722	$1,218	$163	–	$2,103
Transfer Agent Fees Reimbursed	$31,507	$6,534	$2,366	–	$40,407

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	25

Notes to Financial Statements (continued)

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the period March 21, 2011 through August 31, 2011, were $445,741,134 and $360,117,442, respectively.

5. Borrowings:

Prior to April 28, 2011, the Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, was a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund could borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the period ended April 27, 2011.

On April 28, 2011, the Fund entered into a $300,000,000 senior unsecured, 364-day revolving line of credit (the “BNS Agreement”) with The Bank of Nova Scotia (“BNS”). Advances are made by BNS to the Fund, at the Fund’s option of (a) 0.25% plus the Alternate Base Rate which is generally the Prime Rate as periodically announced by BNS or (b) 1.25% plus the 7-day, 14-day, 30-day, 60-day or 90-day LIBOR or (c) 1.25% plus the Fed Funds rate.

In addition, the Fund paid an upfront fee of $25,000 upon closing and pays a facility fee and a commitment fee of 0.08% per annum based on BNS’s total commitment to the Fund. The fees associated with the BNS Agreement are included in the Statements of Operations as borrowing costs. Advances to the Fund as of August 31, 2011 are shown, if any, in the Statements of Assets and Liabilities as loan payable.

For the year ended August 31, 2011, the average amount of borrowings and the daily weighted average interest rate for the Fund under the revolving credit agreements were $10,959 and 1.50%, respectively.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2011 attributable to foreign currency transactions, non-deductible expenses, the reclassification of distributions, limitations on the utilization of capital loss carryforwards, the expiration of capital loss carryforwards, and the differences that arose between the surviving accounting entity and the surviving legal entity were reclassified to the following accounts:

Paid-in capital	$(68,492,902)
Undistributed net investment income	$(48,467)
Accumulated net realized loss	$68,541,369

The tax character of distributions paid during the periods ended August 31, 2011 and September 30, 2010 were as follows:

Ordinary income
8/31/2011	$18,054,518
9/30/2010	$491,729

As of August 31, 2011, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$813,029
Capital loss carryforwards	(119,227,593)
Net unrealized losses*	(52,493,184)

Total	$(170,907,748)

*	The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes, and investments in wholly owned subsidiaries.

As of August 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,
2012	$13,648,430
2013	945,546
2014	2,561,691
2015	36,342,743
2016	23,949,741
2017	36,103,579
2018	5,675,863

Total	$119,227,593

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after August 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

26	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Notes to Financial Statements (continued)

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Period March 21, 2011[1] to August 31, 2011
	Shares	Amount
Institutional
Shares transferred in the reorganization[2]	23,528,118	$242,916,426
Shares sold	11,165,407	114,994,285
Shares issued in reinvestment of dividends	417,584	4,283,470

Total issued	35,111,109	362,194,181
Shares redeemed	(9,751,647)	(99,492,758)

Net increase	25,359,462	$262,701,423

	Year Ended August 31, 2011		Year Ended August 31, 2010
	Shares	Amount	Shares	Amount
Investor A3
Shares issued in the reorganization[2]	5,681,158	$58,642,533	–	–
Net change in shares from the reorganization[2]	(9,159,521)	–	–	–
Shares sold	7,320,190	71,198,255	2,423,990	$18,308,182
Shares issued in reinvestment of dividends	442,472	4,378,883	135,475	1,019,194

Total issued	4,284,299	134,219,671	2,559,465	19,327,376
Shares redeemed	(5,421,468)	(55,517,680)	–	–
Shares tendered	(2,790,817)	(21,512,826)	(6,801,031)	(50,873,171)

Net increase (decrease)	(3,927,986)	$57,189,165	(4,241,566)	$(31,545,795)

	Period March 21, 2011[1] to August 31, 2011
	Shares	Amount
Investor C
Shares transferred in the reorganization[2]	2,346,029	$24,214,177
Shares sold	2,042,462	21,096,164
Shares issued in reinvestment of dividends	38,766	396,553

Total issued	4,427,257	45,706,894
Shares redeemed	(915,421)	(9,195,036)

Net increase	3,511,836	$36,511,858

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	27

Notes to Financial Statements (concluded)

	Period March 21, 2011[1] to August 31, 2011
	Shares	Amount
Investor C1
Shares issued in the reorganization[2]	14,320,160	$147,803,130
Shares sold	3,618	39,002
Shares issued in reinvestment of dividends	132,619	1,358,291

Total issued	14,456,397	149,200,423
Shares redeemed	(1,417,200)	(14,517,802)

Net increase	13,039,197	$134,682,621

[1]	Commencement of Operations.

[2]	See Note 1 regarding the reorganization.

[3]	Includes capital share activity of Senior Floating Rate prior to the reorganization.

There is a 2% redemption fee on shares redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Fund for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Funds II:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Floating Rate Income Portfolio, one of the twenty-six series constituting BlackRock Funds II (the “Fund”), as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

October 27, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Floating Rate Income Portfolio during the period ended August 31, 2011:

Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents*
	October 2010 - December 2010	January 2011 - August 2011
	100.00%	80.34%

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Floating Rate Income Portfolio (the “Fund”), a series of BlackRock Funds II (the “Trust”), met on April 12, 2011 and May 10-11, 2011 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of the Fund, with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10-11, 2011 Board meeting.

30	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on May 10-11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the fourth quartile against its Lipper Performance Universe for the since-inception period reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during this period compared with its Peers. The Board was informed that, among other things, an overweight to higher quality names, namely BB and B-rated issues, detracted from performance as overall credit fundamentals improved and heavy investor inflows into floating rate product spurred a rally in lower-tiered loan instruments.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they

32	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to the Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	33

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	29 RICs consisting of 83 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Watson Pharmaceuticals, Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 83 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 83 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 83 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 83 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	29 RICs consisting of 83 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 83 Portfolios	None

34	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 83 Portfolios	None

[1]         Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]          Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	62 RICs consisting of 187 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees; Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 83 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 283 Portfolios	None

[3]         Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	35

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director, Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.

[1]	Officers of the Trust serve at the pleasure of the Board of Trustees.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Effective September 13, 2011, Richard S. Davis resigned as Trustee of the Trust and Paul L. Audet became Trustee of the Trust.

36	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	37

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund BlackRock Core Bond Portfolio BlackRock Emerging Market Debt Portfolio BlackRock Floating Rate Income Portfolio BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Income Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Sector Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock World Income Fund

US Mortgage Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund			BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2011	39

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

FRI-8/11-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$80,000	$73,000	$25,500	$0	$14,100	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2	The nature of the services includes tax compliance, tax advice and tax planning.
3	Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$39,600	$16,877

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: November 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: November 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: November 4, 2011